Exhibit 10.16

Three Parties Agreement

on Creditor’s Rights and Debts

Party A： SMARTEN TECHNOLOGY CO.,LTD

Address： Rm 5013,No.57 Guangda Road, Banan Community, Yuanshan Street,

Longgang District, Shenzhen City

Unified social credit code： 914403003194288778

Party B： NICK NIANQING ZENG / N.ZENG & COMPANY,INC

Address： P.O.Box 5413,New York, NY 10185-5415

Passport No. ：43-1975097(FED IC) Tel：18025456105

Party C：NAN DU

Address： Rm 502, Block C, No.1 Building, Dongdu Central Throne, Longcheng Street,

Longgang District, Shenzhen City

ID No.： 411303198208060547 Tel：18621083096

After equal and voluntary negotiation, Party A, Party B and Party C have reached the following agreement on the repayment of creditor’s rights and debts:

1. As of the date of signing this agreement, the three parties have confirmed that Party B has lent a total of RMB 364500 to Party A through Party C’s account.

2. The payment and repayment plan for both parties A & B are as follows.

2.1. Party A shall calculate and pay the loan interest monthly from July 1, 2020, and the monthly interest rate shall be calculated at 1.5% and paid before the 10th of the next month.

2.2. Party A will repay all principal before December 31, 2020.

3. After Party A fulfills the payment obligation to Party B in accordance with this agreement, this debt of Party A to Party C will be settled.

4. After the signing of this agreement, Party B shall not require Party C to pay. If the principal and interest are not paid on time due to Party A’s reasons, Party B shall require Party A to bear the liability for breach of contract within the scope of the principal and interest of Party B’s unpaid creditor’s rights.

5. In case of any dispute arising from the performance of this agreement, the parties shall negotiate friendly. If the negotiation fails, they may bring a lawsuit to the people’s court where Party A is located.

6. This agreement is made in triplicate, with each party holding one copy, which shall com e into force after being signed and sealed by the three parties.

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Party A: SMARTEN TECHNOLOGY CO.,LTD	Party B：NICK NIANQING ZENG
(stamp)

X	X /s/ NICK ZENG

Party C： NAN DU

X /s/ NAN DU

Debt Extension Agreement

PARTY A : SMARTEN TECHNOLOGY CO.,LTD

ADD : Rm 5013,No.57 Guangda Road,Banan Community,Yuanshan Street,Longgang District,Shenzhen City

Unified social credit code： 914403003194288778

PARTY B : Nick Zeng

ADD :P.O.Box 5415 New York,NY 10185-5415

ID No. ： 43-1975097 (FED ID)

Tel：(212)602-1188

1. This agreement is the deferred repayment agreement of the debt deferred repayment agreement signed on June 30, 2020

2. Reasons for extension

Due to the impact of the epidemic, Party A has difficulty in working capital and cannot repay the loan on schedule.

3. The original arrears amount and the original arrears interest rate

Original arrears: RMB 364500

Original arrears interest rate: 1.5% monthly interest rate,Interest generated: RMB 32805.

4. Amount of arrears for the extension period and interest rate of the arrears for the extension period

Amount of deferred arrears: RMB 397305

Interest rate of deferred arrears: 1.5% per month

5. Extension period: 2021.01.01-2021.6.30

6. Extension arrears and interest payment method

Deferred repayment RMB 433062.45.

7. During the extension period, Party A can repay all or part of the arrears in advance according to the actual situation, and the part repaid in advance will not pay interest

8. During the extension period, Party A shall take the initiative to repay the arrears. If Party A fails to repay the arrears on time, Party B requires Party A to bear the liability for breach of contract within the scope of the principal and interest of Party A’s outstanding creditor’s rights

9. This agreement is made in duplicate, with each party holding one copy.

It will come into force after being signed and sealed by both parties. Other matters not covered herein shall be decided by both parties through negotiation.

PARTY A : SMARTEN	PARTY B : Nick Zeng
TECHNOLOGY CO.,LTD

[STAMP] /s/	/s/ Nick Zeng

Debt Extension Agreement

PARTY A : SMARTEN TECHNOLOGY CO.,LTD

ADD : Rm 5013,No.57 Guangda Road,Banan Community,Yuanshan Street,Longgang District,Shenzhen City

Unified social credit code： 914403003194288778

PARTY B : Nick Zeng

ADD :P.O.Box 5415 New York,NY 10185-5415

ID No. ：43-1975097 (FED ID)

Tel：(212)602-1188

1. This agreement is the deferred repayment agreement of the debt deferred repayment agreement signed on December 31, 2020

2. Reasons for extension

Due to the impact of the epidemic, Party A has difficulty in working capital and cannot repay the loan on schedule.

3. The original arrears amount and the original arrears interest rate

Original arrears: RMB397305

Original arrears interest rate: 1.5% monthly interest rate,

Interest generated: RMB 35757.45

4. Amount of arrears for the extension period and interest rate of the arrears for the extension period

Amount of deferred arrears: RMB 433062.45

Interest rate of deferred arrears: 1.5% per month

5. Extension period: 2021.07.,01-2021.12.31

6. Extension arrears and interest payment method

Deferred repayment RMB 472038.07

7. During the extension period, Party A can repay all or part of the arrears in advance according to the actual situation, and the part repaid in advance will not pay interest

8. During the extension period, Party A shall take the initiative to repay the arrears. If Party A fails to repay the arrears on time, Party B requires Party A to bear the liability for breach of contract within the scope of the principal and interest of Party A’s outstanding creditor’s rights

9. This agreement is made in duplicate, with each party holding one copy.

It will come into force after being signed and sealed by both parties. Other matters not covered herein shall be decided by both parties through negotiation.

PARTY A : SMARTEN	PARTY B : Nick Zeng
TECHNOLOGY CO.,LTD

[STAMP] /s/	/s/ Nick Zeng